UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No    )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

AMERICAN BIO MEDICA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road
Kinderhook, New York 12106

April 27, 2009

Dear Fellow Shareholder:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”), which will be held on June 16, 2009 at 10:00 a.m., Eastern Standard Time, at the Holiday Inn located at 3 Empire Drive, Rensselaer, New York 12144 (the “Annual Meeting”).

The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ending December 31, 2008 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. In addition to the formal items of business, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interest of the Company and its shareholders and unanimously recommends a vote “FOR” each of these matters.

You may vote in any one of four ways: in person by attending the Annual Meeting, by Internet, by telephone, or by mail using the enclosed proxy card. Only shareholders of record at the close of business on April 20, 2009 are entitled to vote. Each share entitles the holder to one vote. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Corporate Secretary
Chief Compliance Officer

122 Smith Road
Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	June 16, 2009
Time:	10:00 a.m., Eastern Standard Time
Place:	The Holiday Inn
3 Empire Drive
Rensselaer, New York 12144

At our 2009 Annual Meeting, we will ask you to:

1. Elect two (2) “Class III” directors, each for three (3) year terms commencing upon their election and until their successors shall be elected and duly qualified (the terms of office of the other directors do not expire until 2010 or 2011). The following directors are being nominated:

·Richard P. Koskey	·Stan Cipkowski

2. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 20, 2009, the record date.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 27, 2009	Corporate Secretary
Chief Compliance Officer

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2009

Our financial and other information is contained in our Annual Report to Shareholders for the fiscal year ended December 31, 2008. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Annual Report to Shareholders, including our Form 10-K for the year ended December 31, 2008, are available at our web site at http://www.abmc.com/investor/proxy2009.html.

122 Smith Road
Kinderhook, New York 12106

PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (“ABMC” or the “Company”). The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, or you may cast your vote via telephone or the Internet, and your vote will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting.”

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 15, 2009 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, however, the Annual Report should not be considered proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of ABMC at the close of business on April 20, 2009, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share ("common shares") and there were 21,744,768 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 25, 2009, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting
You are entitled to one vote at the Annual Meeting for each common share of ABMC that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of American Bio Medica Corporation.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card.  By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the two (2) nominees who receive the most votes for each seat will be elected to the two (2) available memberships on the Board (i.e. by a plurality of votes cast).  If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal.  Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

If your broker holds shares that you own in “street name,” the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a “broker non-vote.” A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Revocability of Proxy

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.  Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $6,000 plus distribution costs and other costs and expenses.

Security Ownership of Management and Certain Beneficial Owners

As of April 20, 2009 there were 21,744,768 common shares outstanding of which 21,744,768 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 20, 2009, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 20, 2009 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Stan Cipkowski C/O 122 Smith Road Kinderhook, NY 12106	2,331,500	(1)	10.3%
Common	Edmund M. Jaskiewicz C/O 122 Smith Road Kinderhook, NY 12106	2,068,155	(2)	9.5%
Common	Douglas Casterlin C/O 122 Smith Road Kinderhook, NY 12106	414,500	(3)	1.9%
Common	Martin R. Gould C/O 122 Smith Road Kinderhook, NY 12106	365,000	(4)	1.7%
Common	Richard P. Koskey C/O 122 Smith Road Kinderhook, NY 12106	118,750	(5)	**
Common	Daniel W. Kollin C/O 122 Smith Road Kinderhook, NY 12106	75,750	(6)	**
Common	Carl A. Florio C/O 122 Smith Road Kinderhook, NY 12106	61,830	(7)	**
Common	Stefan Parker C/O 122 Smith Road Kinderhook, New York 12106	25,000	(8)	**
Common	Anthony G. Costantino, Ph.D.(9) C/O 122 Smith Road Kinderhook, New York 12106	62,000	(10)	**
Common	Jean Neff C/O 122 Smith Road Kinderhook, NY 12106	0		0%
Common	Marathon Capital Management 4 N Park Drive, Suite 106 Hunt Valley, MD 21030	1,613,173		7.4%
Common	Directors and Executive Officers as a group (10 persons)	5,522,485	(11)	23.3%

*
Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the United States Securities and Exchange Commission.

**	Less than one percent (1%).

(1)	Includes 838,500 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(2)	Includes 151,500 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(3)	Includes 300,000 common shares subject to stock options exercisable within 60 days of April 20, 2009
(4)	Includes 360,000 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(5)	Includes 98,750 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(6)	Includes 75,750 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(7)	Includes 49,830 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(8)	Includes 25,000 common shares subject to stock options exercisable within 60 days of April 20, 2009.

(9)	Anthony G. Costantino, Ph.D. resigned from the ABMC Board of Directors on April 14, 2009.
(10)	Includes 62,000 common shares subject to stock options exercisable within 60 days of April 20, 2009.
(11)	Includes an aggregate of 1,961,330 common shares subject to stock options exercisable within 60 days of April 20, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").  Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent (10%) beneficial holders have complied with all Section 16(a) requirements.

DISCUSSION OF PROPOSAL RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the fiscal year ended December 31, 2008, ABMC’s Board of Director’s consisted of seven members. One of the seven (7) board members, Anthony G. Costantino, Ph.D. resigned from ABMC’s Board of Directors on April 14, 2009. Dr. Costantino’s term was to expire in 2010. Rather than fill the vacancy left by Dr. Costantino’s resignation, the number of directors was reduced to six (6) by resolution of the Board of Directors adopted April 21, 2009. As of the date of this report, ABMC’s Board of Directors consists of six (6) members.

Two (2) of the six (6) board seats have terms expiring in 2009. The terms of office of the other directors do not expire until 2010 or 2011. The directors whose terms of office expire at the 2009 Annual Meeting of Shareholders are Messrs. Richard P. Koskey and Stan Cipkowski.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Richard P. Koskey and Stan Cipkowski to serve as directors until the 2012 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

Name	Age	Term Expires	Position(s) held	Director Since
Richard P. Koskey	69	2012	Director	2003
Stan Cipkowski	60	2012	Chief Executive Officer & Director	1986

The principal occupation and business experience during at least the last 5 years of each nominee for election as director are set forth below.

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963.

Stan Cipkowski founded our predecessor company in 1982. He has been a member of our Board of Directors since our incorporation in April 1986 and was Chief Executive Officer until January 2001.  He was re-appointed Chief Executive Officer in September 2004 and continues to serve in that capacity. From January 2001 through July 2003, Mr. Cipkowski served as an Executive Vice President of the Company. Mr. Cipkowski remained an employee of the Company after his resignation as Executive Vice President before re-assuming the position of Chief Executive Officer in September 2004. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen®. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969.

The Board of Directors unanimously recommends a vote “FOR” all nominees for election as directors.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Directors that are not nominees

ABMC’s Board of Directors currently consists of six (6) members. Two (2) of the six (6) members are being nominated for election at this Annual Meeting of Shareholders and the principal occupation and business experience during at least the last 5 years of each of these nominees is presented above. The other four (4) members that are not nominees at this year’s Annual Meeting of Shareholders and their terms are as follows:

Name	Age	Term Expires	Position(s) held	Director Since
Carl A. Florio	60	2010	Director	2004
Edmund M. Jaskiewicz	85	2011	President & Director	1992
Daniel W. Kollin	67	2011	Director	2004
Jean Neff	66	2011	Director	2008

The principal occupation and business experience during at least the last 5 years of each of these directors are set forth below:

Carl A. Florio joined our Board of Directors in August 2004 and is currently the Vice Chairman of Paradigm Capital Management, Inc. Mr. Florio served as Regional President – Eastern New York of First Niagara Financial Group, Inc. (NASDAQ:FNFG) from 2005 until 2008. Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by FNFG. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971. Mr. Florio serves as a member of the Board of Directors of First Niagara Financial Group (NASDAQ:FNFG). As of the date of this report, the Company has credit facilities in place with FNFG, however, Mr. Florio is not directly involved in any transactions related to our credit facilities with FNFG.

Edmund M. Jaskiewicz has been one of our directors since 1992 and served as our Chairman of the Board of Directors from 1992 until 1999.  He was appointed President in September 2003 and was re-appointed Chairman of the Board in September 2004 and continues to serve in that capacity. Mr. Jaskiewicz is a lawyer-engineer.  He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

Daniel W. Kollin was re-appointed to our Board of Directors in January 2004. He previously served on our Board of Directors from February 2003 until he resigned in September 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. He received his MBA from The Wharton School of The University of Pennsylvania.

Jean Neff was appointed to our Board of Directors in February 2008. She has over 35 years experience in administration, sales and management. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America (LabCorp), from 1991 until her retirement in 2007. She received her B.S. in Biology from Mercer University in 1964.

Additional Executive Officers and Senior Management

In addition to Mr. Cipkowski, our Chief Executive Officer, and Mr. Jaskiewicz, our President, both referenced earlier in this Proxy Statement, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional executive officers and senior management.

Name	Age	Position(s) held	Since
Martin R. Gould	56	CSO, Exec Vice Pres., Technology	1998
Stefan Parker	39	CFO, Exec. Vice Pres. Finance, Treasurer	2007
Todd Bailey	37	Vice President, Sales & Marketing	2001
Melissa A. Waterhouse	37	VP, Chief Compliance Officer, Corp	1997
		Secretary
Douglas Casterlin	62	Executive Vice President, Operations	2008

Martin R. Gould joined us in 1998. He was appointed our Executive Vice President, Technology in 2003 and currently also serves as our Chief Science Officer (“CSO”). Prior to becoming our CSO, he was our Vice President of Technology. Mr. Gould is a biomedical scientist with more than 35 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. Mr. Gould served as Vice President and General Manager of Neogen Corp. (NASDAQ:NEOG) until 1997. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

Stefan Parker joined us in March 2005 as our Controller. Upon the resignation of our former Chief Financial Officer (“CFO”), he was appointed interim CFO in July 2007 and appointed CFO and Executive Vice President, Finance in August 2007. Prior to joining the Company, Mr. Parker spent four years with Mechanical Technology, Inc. as Accounting Manager. Mr. Parker obtained his bachelors degree in finance from Siena College.

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

Melissa A. Waterhouse joined us in 1997. Since that time she has held various management positions in Investor Relations, Marketing and Public Relations. She was appointed our Corporate Secretary in September 2003. She currently serves as Vice President and Chief Compliance Officer.

Douglas Casterlin re-joined the Company in April 2008 as our Executive Vice President, Operations. Mr. Casterlin has over 20 years experience in the field of manufacturing. From September 2004 until April 2008, Mr. Casterlin was employed by Beacon Group SW, Inc as its Vice President, Business Operations. Prior to his position at Beacon Group SW, Inc., Mr. Casterlin served as the Company's Executive Vice President, Operations from May 1997 to January 2004.Mr. Casterlin studied Engineering at Lehigh University from 1965 to 1966 and received his B.A. degree in Psychology in 1973 from the State University of New York at New Paltz.

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a bi-monthly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.  Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary. The Board of Directors has adopted a policy related to the review, approval and/or ratification of related party transactions.

The Board of Directors held six (6) regular meetings and two (2) special meetings during the fiscal year ended December 31, 2008. The two (2) special meetings were held telephonically. Each director, with the exception of Dr. Costantino, attended at least 75% of the meetings of the Board of Directors. Dr. Costantino attended 50% of the meetings of the Board of Directors.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the members of our Board of Directors, with the exception of Daniel W. Kollin, attended the 2007 Annual Meeting of Shareholders.

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Certain Relationships and Related Transactions

During the fiscal years ended December 31, 2008 and December 31, 2007, the Company paid an aggregate of $58,000 and $97,000 respectively, to Edmund Jaskiewicz, the Company’s President and Chairman of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company, services as a member of its Board of Directors, and reimbursed expenses related to same. At December 31, 2008, there were invoices totaling $105,000 payable to Mr. Jaskiewicz.

Independent Directors

We use the National Association of Securities Dealers (“NASD”) listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASD’s rules, the director must be a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NASD rules, a “Family Member” means a person’s spouse, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three (3) years was, employed by ABMC or by any parent or subsidiary of ABMC;
•
a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer;
•
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company's securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•
a director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three (3) years.

The Board of Directors has determined that Daniel W. Kollin, Richard P. Koskey, Carl A. Florio and Jean Neff, a majority of the Board of Directors, are independent directors under NASD’s rules.

In accordance with NASD’s rules, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

NASD rules, as well as SEC rules, impose additional independence requirements for all members of the Audit Committee. Specifically, in addition to the independence requirements discussed above, independent Audit Committee members may not, other than in their capacity as a member of the Audit Committee, the Board of Directors or any other board committee:

•
accept, directly or indirectly, any consulting, advisory, or other compensatory fees from ABMC or any subsidiary of ABMC  (compensatory fees do not include the receipt of fixed amount of compensation under a retirement plan-including deferred compensation-for prior service with the Company, provided that such compensation is not contingent in any way on continued services); or

•	be an affiliated person of ABMC or any subsidiary of ABMC.

Committees of the Board of Directors

The Board of Directors of ABMC has established the following committees:

Audit Committee

As of the date of this report, the Audit Committee is comprised of three members, all of whom the Board has determined are independent directors, (as independence is defined in Rule 5605(a)(2) of the NASD listing standards, as applicable and as may be modified or supplemented), as required by Rule 5605(c)(2) of the NASD listing standards. During the fiscal year ended December 31, 2008, the Audit Committee consisted of directors Richard P. Koskey, Carl A. Florio and Anthony G. Costantino, Ph.D., with Mr. Koskey serving as Chairman of the Committee. Dr. Costantino resigned from ABMC’s Board of Directors April 14, 2009. On April 21, 2009, director Jean Neff was appointed to the Audit Committee to fill the vacancy created as a result of Dr. Costantino’s resignation. Mr. Koskey continues to serve as the Chairman of this Committee.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company.  The Audit Committee formally met four (4) times and informally met several times in the fiscal year ended December 31, 2008. The Audit Committee charter requires four (4) Audit Committee meetings per fiscal year. In the fiscal year ended December 31, 2008, Chairman Koskey attended 100% of the formal meetings, Florio attended 75% of the formal meetings and Costantino attended 25% of the formal meetings.

Audit Committee Financial Expert

At least one (1) member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. The Board has determined that independent board members Koskey and Florio both meet these requirements.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the fiscal year ended December 31, 2008 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communications with the audit committee concerning independence, and has discussed with the independent public accountant the independent public accountant’s independence.

Based on reviews and discussions with the independent public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee

Richard P. Koskey, Chairman
Carl A. Florio
Anthony G. Costantino
Nominating Committee

The Nominating Committee currently consists of three members, all of whom the Board has determined are independent as defined by NASD listing requirements and SEC rules and regulations. During the fiscal year ended December 31, 2008, the Audit Committee consisted of directors Carl A. Florio, Daniel W. Kollin and Anthony G. Costantino, Ph.D., with Mr. Florio serving as Chairman of the Committee. Dr. Costantino resigned from ABMC’s Board of Directors on April 14, 2009. On April 21, 2009, director Jean Neff was appointed to the Nominating Committee to fill the vacancy created as a result of Dr. Costantino’s resignation. Mr. Florio continues to serves as the Chairman of this Committee. The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board at that point in time. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, the Nominating Committee considers the director’s record of attendance at Board and committee meetings and participation in and contributions to the activities of the Board. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board meet the definition of “independent director” within the meaning of applicable NASD listing standards.

The Nominating Committee’s methods for identifying candidates for election to the Board (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board; the Company’s executives; individuals personally known to the members of the Board; and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees shareholders recommend. Shareholders may submit nominations to the Nominating Committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.  To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 25, 2009. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis.

The Nominating Committee met one time in the fiscal year ended December 31, 2008 and the slate of Directors was determined upon the recommendation of the Board’s non-management directors (other than those non-management directors that are nominees), the President and Chief Executive Officer. All members of the Nominating Committee attended this meeting.

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally one (1) time, and several times informally throughout the fiscal year ended December 31, 2008.

           As of the date of this report, the Compensation and Option Committees were comprised of board members Daniel W. Kollin, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing standards and SEC rules and regulations. Mr. Kollin serves as the Chairman of this Committee.

Compensation Committee Interlocks and Insider Participation

Throughout the fiscal year ended December 31, 2008, the Compensation Committee was comprised of Daniel W. Kollin, Richard P. Koskey, and Carl A. Florio. None of these individuals served as an officer or employee of the Company in fiscal year ended December 31, 2008, was formerly an officer of the Company, or had any relationship requiring disclosure by the Company.

Compensation Committee Report

The compensation of the Company's executive officers, including the chief executive officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending executive’s salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for other benefits for determination by the Board of Directors.

General.  Compensation of the Company's executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise in establishing base salaries. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company's executive officer compensation program, each of which is intended to reflect individual and corporate performance:  base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation.  Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise in establishing base salaries. The salary of the Chief Executive Officer was established in his employment agreement executed in April 2007, the salary of the Chief Science Officer was established in his employment agreement executed in May 2007, the salary of the Chief Financial Officer was established in his employment agreement executed in August 2007 and the salary of the Executive Vice President of Operations was established in his employment agreement executed in April 2008. The employment agreements of the Chief Executive Officer and the Chief Science Officer were filed as exhibits the to Company’s Form 10-QSB filed with the SEC on August 13, 2007, the employment agreement of the Chief Financial Officer was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 24, 2007 and the employment agreement of the Executive Vice President of Operations was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2008.

Bonus Programs. The Company currently has a bonus program in place in which executive officers, senior management and certain mid-level managers participate. The program contains a formula that calculates a pool of dollars to be distributed based upon bottom line profitability, with nothing paid below $1,000,000 in profit. The pool consists of 5% of the lowest profit ($1,000,000) and increases in increments to a high of 15% of profit at $2,500,000. The distribution to recipients is based upon their annual salary in comparison to the aggregate salaries of all individuals participating in the plan. Officers’ salaries are doubled in the aggregate of salaries resulting in larger percentages of the total pool. There have not been bonuses paid to anyone in the Company under this plan, including the named executive officers, since fiscal year ended December 31, 2003. The Company is currently evaluating additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any additional bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company also adopts other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation. Beginning in fiscal year 2005, however, the Company changed its policies related to grants of stock options and in the future does not plan to widely issue stock options to its employees, officers or directors, but will reserve the issuance of stock options for special circumstances. There were no stock options issued in the fiscal year ended December 31, 2008.

In reviewing and approving the Chief Executive Officer’s compensation for the fiscal year ended December 31, 2008, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Mr. Cipkowski’s compensation.

The Compensation Committee

Daniel W. Kollin, Chairman
Richard P. Koskey
Carl A. Florio
EXECUTIVE COMPENSATION

The following table sets forth for fiscal years ended December 31, 2008 and December 31, 2007, the compensation paid by the Company to its principal executive officer (“PEO”) and the Company’s two (2) most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the fiscal year ended December 31, 2008 (the “Named Executive Officers”).  There were no other individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at fiscal year ended December 31, 2008.

	SUMMARY COMPENSATION TABLE(1)
Name and principal position
	Year	Salary		All Other		Total
	Ended	($)		Compensation		($)
Stan Cipkowski	12/31/08	$206,000	(2)	$22,000	(3)	$228,000
Chief Executive Officer (PEO)	12/31/07	$205,900		$23,000	(4)	$228,900
Martin R. Gould	12/31/08	$149,000	(5)	$11,000	(6)	$160,000
Chief Science Officer, EVP Technology	12/31/07	$148,000		$10,900	(7)	$158,900
Douglas Casterlin(8)	12/31/08	$100,000	(9)	$14,000	(10)	$114,000
Executive Vice President, Operations

1)
There were no amounts paid to the named executive officers related to Bonuses, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings, therefore, these portions of the table have been omitted.

2)
Actual amount paid to Mr. Cipkowski in fiscal year ended December 31, 2008 was $205,900. Amount disclosed for fiscal year ended December 31, 2008 is rounded up to the nearest thousand. Pursuant to his employment agreement, Mr. Cipkowski’s annual salary for the fiscal year ended December 31, 2008 and December 31, 2007 was $205,900.

3)
Includes: car allowance of $10,000 and $11,000 for health insurance premiums. Also included is $1,100 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

4)
Includes: car allowance of $9,400, $11,500 for health insurance premiums, and $1,000 for a club membership paid by the Company. Also included is $1,100 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

5)
Actual amount paid to Mr. Gould in fiscal year ended was $148,720. Amount disclosed for fiscal year ended December 31, 2008 is rounded up to the nearest thousand. Pursuant to his employment agreement, Mr. Gould’s annual salary for the fiscal year ended December 31, 2008 and December 31, 2007 was $149,000.

6)
Includes: car allowance of $10,000. Also includes $1,000 for premiums, paid by the Company for Mr. Gould’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

7)
Includes: car allowance of $9,900. Also includes $1,000 for premiums, paid by the Company for Mr. Gould’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

8)	Mr. Casterlin was appointed as Executive Vice President, Operations effective April 28, 2008, therefore, all amounts referenced are pro-rated.
9)
Actual amount paid to Mr. Casterlin for the fiscal year ended December 31, 2008 was $100,288. Amount is rounded to the nearest thousand. Pursuant to his employment agreement, Mr. Casterlin’s annual salary for fiscal year ended December 31, 2008 was $149,000.

10)
Includes: car allowance of $7,000 and $6,000 for health insurance premiums. Also includes $1,000 for premiums, paid by the Company for Mr. Casterlin’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officers at fiscal year ended December 31, 2008:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
OPTION AWARDS(1)
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised
	Options	Options	Option Exercise Price	Option
NAME	(#) Exercisable	(#) Unexercisable	($)	Expiration Date
	100,000	0	$2.50	11/22/09
Stan Cipkowski	100,000	0	$0.94	1/10/11
Chief Executive Officer (PEO)	100,000	0	$1.11	7/11/12
	200,000	0	$1.03	10/24/12
	338,500	0	$1.08	6/30/14
Martin R. Gould	100,000	0	$2.50	11/22/09
Chief Science Officer	80,000	0	$0.95	1/14/12
Exec VP Technology	100,000	0	$1.02	4/22/13
	50,000	0	$1.04	4/23/13
	10,000	0	$1.14	6/8/14
	20,000	0	$0.85	6/7/15
Douglas Casterlin(2)	100,000	0	$2.50	11/22/09
	150,000	0	$2.00	5/2/10
	50,000	0	$0.94	1/10/11

1)
No Stock Awards were outstanding for any of the Named Executive Officers in the fiscal year ended December 31, 2008 therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officers, this column was omitted as well.

2)
Mr. Casterlin was appointed as Executive Vice President, Operations effective April 28, 2008. Prior to this appointment, Mr. Casterlin served as Executive Vice President, Operations from May 1997 until January 2004. All options disclosed under this table were granted to Mr. Casterlin during his prior service as Executive Vice President, Operations and Mr. Casterlin was allowed to keep these options as if his departure had not occurred.

Additional Narrative related to Executive Compensation

Mr. Cipkowski entered into an employment agreement with the Company on April 19, 2007 for a one year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $205,900 beginning January 1, 2007, a car allowance, health benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for a club membership and benefits offered to other employees (including long-term disability and life insurance).

Mr. Gould entered into an employment agreement with the Company on May 31, 2007 for a one year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $149,000 beginning January 1, 2007, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance).

Mr. Casterlin entered into an employment agreement with the Company on March 6, 2008. The employment agreement was effective April 28, 2008, is for a term of one year and automatically renews unless sixty (60) days advance written notice is given by either side. It provides for an annual base salary of $149,000 beginning April 28, 2008, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance).

Mssrs. Cipkowski, Gould and Casterlin have severance and change in control provisions under their Employment Agreements. Under their Agreements, termination from the Company for any reason other than cause will result in severance being paid to Mssrs. Cipkowski, Gould and Casterlin. Such severance will be equal to twelve (12) months of their respective base salaries at the time of separation, with continuation of all medical benefits during the twelve-month period at ABMC’s expense. Additionally, Mssrs. Cipkowski, Gould and Casterlin may resign their positions and elect to exercise the severance provision at their option under the following circumstances:

1)
If they are required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment in the case of Cipkowski or Casterlin, and 50 miles from the Company’s New Jersey facility in the case of Mr. Gould, or

2)
If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer (in the case of Mr. Cipkowski) or Chief Science Officer (in the case of Mr. Gould), or Executive Vice President, Operations (in the case of Mr. Casterlin) at the direction of the Board of Directors (i.e. demotion)

The Agreements also contain a Change in Control provision which gives Mssrs. Cipkowski, Gould and Casterlin the option to resign and receive a lump sum severance payment equal to two times their respective annual base salaries at the time of the change in control, which option must be exercised within ten (10) days following the change in control.

Messrs. Cipkowski, Gould and Casterlin share in a bonus program with 11 other managers in the organization (See the caption “Bonus Programs” on page 10).

In addition to the Named Executive Officers, the Company has entered into an employment agreement with its Chief Financial Officer, Stefan Parker. The employment agreement was effective August 22, 2007, was for a term of one year and automatically renews unless sixty (60) days advance written notice is given by either side. It provides for an annual base salary of $120,000, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance).

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)
Name	Fees Earned or Paid in Cash ($)(2)		All Other Compensation ($)		Total ($)
Edmund M. Jaskiewicz, Chairman of the Board	$15,000	(3)	$40,000	(4)	$55,000	(5)
Daniel W. Kollin, Director	$10,000	(6)	$0		$10,000
Richard P. Koskey, Director	$15,000	(3)	$0		$15,000
Carl A. Florio, Director	$15,000	(3)	$0		$15,000
Anthony G. Costantino, Director	$7,500	(6)	$0		$7,500
Jean Neff, Director	$15,000	(3)	$0		$15,000

1)
There were no Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in fiscal year ended December 31, 2008 therefore, these columns have been omitted from the Director Compensation table.

2)	This figure does not include any reimbursed out of pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.
2)	Fees paid for attendance of six (6) regularly scheduled in person Board meetings.
3)
Amounts paid to Mr. Jaskiewicz in consideration of his services as patent and trademark counsel to the Company. This figure does not include $3,100 paid to Mr. Jaskiewicz for reimbursement of filing fees and reimbursed meeting expenses associated with the Company’s patents and trademarks or reimbursed expenses related to Mr. Jaskiewicz attendance at meetings of the Board of Directors.

4)	At December 31, 2008, there were invoices totaling $105,000 payable to Mr. Jaskiewicz.
5)	Fees paid for attendance of three (3) of the six (6) regularly scheduled in person Board meetings.

Note: Information related to Mr. Cipkowski’s compensation can be found in the table titled “Summary Compensation” under “Executive Compensation”. Mr. Cipkowski does not receive any compensation for his services as a member of the Board of Directors, or his attendance at meetings of the Board of Directors

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2008

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
	(#) Exercisable	(#) Unexercisable	($)
Edmund M. Jaskiewicz	10,000	0	$1.74	1/28/14
	141,500	0	$1.08	6/30/14
Daniel W. Kollin	6,250	0	$1.11	2/5/13
	13,500	0	$1.53	1/28/14
	29,000	0	$1.09	6/15/14
	27,000	0	$0.86	7/7/15
Richard P. Koskey	15,750	0	$1.15	10/23/13
	54,000	0	$1.09	6/15/14
	29,000	0	$0.86	7/7/15
Carl A. Florio	20,830	0	$1.06	7/29/14
	29,000	0	$0.86	7/7/15
Anthony G. Costantino(1)	29,000	0	$1.09	6/15/14
	6,000	0	$1.03	3/10/15
	27,000	0	$0.86	7/7/15
Jean Neff	0	0	NA	NA

1)      Dr. Costantino resigned from the Board of Directors on April 14, 2009.

Note: Information related to Mr. Cipkowski’s outstanding stock options can be found in the table titled “Outstanding Equity Awards at Fiscal Year End” under “Executive Compensation”.

Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses incurred in attending such meetings. Six (6) regular in-person meetings and two (2) special telephonic meetings of the Board of Directors were held in fiscal year ended December 31, 2008.

The Non-Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors in the fiscal year ended December 31, 2008. Committee members would, however, be reimbursed for any out of pocket expenses they may incur in attending meetings of the Committees.

No member of the Board of Directors has a compensation arrangement that differs from those arrangements of other members of the Board of Directors.

Independent Public Accountants

The Company selected UHY LLP (“UHY”) to be its principal independent registered public accounting firm for the fiscal year ending December 31, 2008 and has selected UHY to continue to be its principal independent registered public accounting firm for the fiscal year ending December 31, 2009.  Representatives of UHY are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY's partners provide non-audit services.  UHY has only a few full time employees.  Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY.  UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Audit Fees

The aggregate fees billed by UHY to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 for the audit of financial statements and review of financial statements included in the Company’s Form 10-Q, or services that were normally provided by UHY in connection with statutory or regulatory filings or engagements were $115,794 and  $107,214 respectively.

Audit Related Fees

There were no Audit Related Fees billed by UHY to the Company in the fiscal years ended December 31, 2008 or December 31, 2007.

Tax Fees

The aggregate fees billed by UHY to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 for professional services related to tax compliance, tax advice, and tax planning were $7,000 in each year. The fees in the fiscal year ended December 31, 2008 and December 31, 2007 were for services related to the preparation and filing of the Company’s tax returns.

All Other Fees

There were no Other Fees billed by UHY to the Company in the fiscal year ended December 31, 2008 or December 31, 2007.

There were no Other Fees billed by UHY for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to SEC Rule 210.2-01(c)(i), prior to the engagement of an independent public accountant by the Company to render audit or non-audit services, the Company’s Audit Committee approves the engagement.  100% of the services performed by UHY were so approved.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein.  Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Corporate Secretary
April 27, 2009	Chief Compliance Officer

PROXY

  ANNUAL MEETING OF SHAREHOLDERS

For Fiscal Year Ended December 31, 2008

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 27, 2009, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Waterhouse, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 20, 2009, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, June 16, 2009 at the Holiday Inn, 8 Empire Drive, Rensselaer, New York 12144, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.           The election of the two (2) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve the terms indicated in the Proxy Statement commencing with the ensuing year and until their successors shall be elected and duly qualified.

IF YOU WISH YOUR VOTES TO BE CAST FOR EACH OF THE TWO (2) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX  ☐

IF YOU WISH TO WITHHOLD YOUR VOTES FOR EACH OF THE TWO (2) NOMINEES LISTED BELOW, PLACE AND “X” IN THIS BOX  ☐

IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE: DIRECTORS:

Richard P. Koskey

Stan Cipkowski

In their discretion, proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE FOR EACH OF THE TWO (2) NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION.  THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:

Name:
Beneficial Shareholder (Please Print)

Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING __________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.